Related Party Transactions	12 Months Ended
Sep. 30, 2019
Related Party Transactions [Abstract]
Related Party Transactions

12. Related Party Transactions

Management Agreement

Upon completion of the Merger, the Company and Holdings entered into the Management Agreement, dated as of the Merger Closing Date, pursuant to which Access provides the Company and its subsidiaries with financial, investment banking, management, advisory and other services. Pursuant to the Management Agreement, the Company pays to Access an annual fee and reimburses Access for certain expenses incurred performing services under the agreement. The annual fee is payable quarterly. The Company and Holdings agreed to indemnify Access and certain of its affiliates against all liabilities arising out of performance of the Management Agreement.

Such costs incurred by the Company were approximately $11 million, $16 million and $9 million for the fiscal years ended September 30, 2019, September 30, 2018 and September 30, 2017, respectively. Such amounts have been included as a component of selling, general and administrative expense in the accompanying consolidated statements of operations.

Lease Arrangements with Related Parties

On March 29, 2019, an affiliate of Access acquired the Ford Factory Building, located on 777 S. Santa Fe Avenue in Los Angeles, California from an unaffiliated third party. The building is the Company’s new Los Angeles, California headquarters and as such, the Company is the sole tenant of the building acquired by Access. The existing lease agreement was assumed by Access upon purchase of the building and was not modified as a result of the purchase. Rental payments by the Company under the existing lease total approximately $12 million per year, subject to annual fixed increases. The remaining lease term is approximately 11 years, after which the Company may exercise a single option to extend the term of the lease for 10 years thereafter.

On July 15, 2016, a subsidiary of the Company, Warner Music Inc., entered into a license agreement with Cooper Investment Partners LLC, for the use of office space in the Company’s corporate headquarters at 1633 Broadway, New York, New York. The license fee of $16,967.21 per month, was based on the per foot lease costs to the Company of its headquarters space, which represented market terms. For the fiscal year ended September 30, 2019, an immaterial amount was recorded as rental income. The space is occupied by Cooper Investment Partners LLC, which is a private equity fund that pursues a wide range of investment opportunities. Mr. Cooper, CEO and director of the Company, is the Managing Partner of Cooper Investment Partners LLC.

On August 13, 2015, a subsidiary of the Company, Warner Music Inc., entered into a license agreement with Access for the use of office space in the Company’s corporate headquarters at 1633 Broadway, New York, New York. The license fee of $2,775 per month, plus an IT support fee of $1,000 per month, was based on the per foot lease costs to the Company of its headquarters space, which represented market terms. For the fiscal year ended September 30, 2019, an immaterial amount was recorded as rental income. The space is occupied by The Blavatnik Archive, which is dedicated to the discovery and preservation of historically distinctive and visually compelling artifacts, images and stories that contribute to the study of 20th century Jewish, WWI and WWII history.

On July 29, 2014, AI Wrights Holdings Limited, an affiliate of Access, entered into a lease and related agreements with Warner Chappell Music Limited and WMG Acquisition (UK) Limited, subsidiaries of the Company, for the lease of 27 Wrights Lane, Kensington, London. The Company had been the tenant of the building which Access acquired. Subsequent to the change in ownership, the parties entered into the lease and related agreements pursuant to which, on January 1, 2015, the rent was increased to £3,460,250 per year and the term was extended for an additional five years from December 24, 2020 to December 24, 2025, with a market rate rent review beginning December 25, 2020.

License Agreements with Deezer

Access owns a controlling equity interest in Deezer S.A., which was formerly known as Odyssey Music Group (“Odyssey”), a French company that controls and operates a music streaming service, formerly through Odyssey’s subsidiary, Blogmusik SAS (“Blogmusik”), under the name Deezer (“Deezer”), and is represented on Deezer S.A.’s Board of Directors. Subsidiaries of the Company have been a party to license arrangements with Deezer since 2008, which provide for the use of the Company’s sound recordings on Deezer’s ad-supported and subscription streaming services worldwide (excluding Japan) in exchange for fees paid by Deezer. The Company has also authorized Deezer to include the Company’s sound recordings in Deezer’s streaming services where such services are offered as a bundle with third-party services or products (e.g., telco services or hardware products), for which Deezer is also required to make payments to the Company. Deezer paid to the Company an aggregate amount of approximately $49 million in connection with the foregoing arrangements during the fiscal year ended September 30, 2019. In addition, in connection with these arrangements, (i) the Company was issued, and currently holds, warrants to purchase shares of Deezer S.A. and (ii) the Company purchased a small number of shares of Deezer S.A., which collectively represent a small minority interest in Deezer S.A. The Company also has various publishing agreements with Deezer. Warner Chappell has licenses with Deezer for use of repertoire on the service in Europe, which the Company refers to as a PEDL license (referencing the Company’s Pan European Digital Licensing initiative), and for territories in Latin America. For the PEDL and Latin American licenses for the fiscal year ended September 30, 2019, Deezer paid the Company an additional approximately $1 million. Deezer also licenses other publishing rights controlled by Warner Chappell through statutory licenses or through various collecting societies.

Investment in Tencent Music Entertainment Group

On October 1, 2018, WMG China LLC (“WMG China”), an affiliate of the Company, entered into a share subscription agreement with Tencent Music Entertainment Group pursuant to which WMG China agreed to purchase 37,162,288 ordinary shares of Tencent Music Entertainment Group for $100 million. WMG China is 80% owned by AI New Holdings 5 LLC, an affiliate of Access, and 20% owned by the Company. On October 3, 2018, WMG China acquired the shares pursuant to the share subscription agreement.

Music Publishing Agreement

Val Blavatnik (the son of our director and controlling shareholder, Len Blavatnik) entered into a music publishing contract with Warner-Tamerlane Publishing Corp., dated September 7, 2018, pursuant to which, in fiscal 2019, he was paid $162,500 in advances recoupable from royalties otherwise payable to him from the licensing of musical compositions written or co-written by him.

Loan Agreement with Max Lousada

On April 16, 2018, the Company loaned $227,000 to Mr. Lousada in exchange for a promissory note. Mr. Lousada was obligated to repay this loan upon the earliest of specified events, including April 30, 2019, termination of his employment, the event of a default (as specified therein) or if the Company or one of its affiliates becomes an issuer of publicly traded stock. Mr. Lousada repaid this loan prior to April 30, 2019.